Exhibit 99.2 Third Quarter 2018 Results FRED LAMPROPOULOS Chairman & CEO Raul Parra CFO

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS This presentation and any accompanying management commentary include “forward-looking statements,” as defined within applicable securities laws and regulations. All statements in this presentation, other than statements of historical fact, are “forward-looking statements”, including without limitation statements regarding Merit's forecasted plans, revenues, net sales, net income (GAAP and non- GAAP), gross margin (GAAP and non-GAAP), earnings per share (GAAP and non-GAAP) and other financial results or anticipated or completed acquisitions. All forward-looking statements, including financial projections, included in this presentation are made as of the date of this presentation, and are based on information available to us as of such date. We assume no obligation to update or disclose revisions to any forward-looking statement, except as required by law or regulation. In some cases, forward-looking statements can be identified by the use of terminology such as “may,” “will,” “likely,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “projects,” ”forecast,” “potential,” “plan,” or other comparable terminology. Forward-looking statements are based on our current beliefs, expectations and assumptions regarding our business, domestic and global economies, regulatory and competitive environments and other conditions. There can be no assurance that such beliefs, expectations or assumptions or any of the forward-looking statements will prove to be correct. Actual results will likely differ, and may differ materially, from those projected or assumed in the forward-looking statements. Financial estimates are subject to change and are not intended to be relied upon as predictions of future operating results, and Merit assumes no obligation to update or disclose revisions to those estimates. Merit’s future financial and operating results and condition, as well as any forward-looking statements, are subject to inherent risks and uncertainties such as those described in its Annual Report on Form 10-K for the year ended December 31, 2017 (the “Annual Report”) and other filings with the U.S. Securities and Exchange Commission. Such risks and uncertainties include the possibility that conditions to the closing of the proposed acquisition of Cianna Medical, Inc. (“Cianna”), including regulatory approval, will not be satisfied; Merit's potential inability to successfully manage the proposed Cianna acquisition, integrate the acquired operations and achieve projected financial results, product development and other anticipated benefits of the proposed acquisition; uncertainties as to whether Merit will achieve sales, gross margin, cost of goods sold, cash flow and other results from the proposed acquisition which are consistent with Cianna’s historical performance or Merit’s expectations as to future performance; unknown costs and risks associated with Cianna’s business and operations; inherent risks and uncertainties relating Merit’s internal models or the projections in this presentation; risks relating to Merit's potential inability to successfully manage growth through acquisitions generally, including the inability to commercialize technology acquired through completed, proposed or future transactions; expenditures relating to research, development, testing and regulatory approval or clearance of Merit's products and risks that such products may not be developed successfully or approved for commercial use; governmental scrutiny and regulation of the medical device industry, including governmental inquiries, investigations and proceedings involving Merit; restrictions on Merit's liquidity or business operations resulting from its debt agreements; infringement of Merit's technology or the assertion that Merit's technology infringes the rights of other parties; product recalls and product liability claims; changes in customer purchasing patterns or the mix of products Merit sells; the potential of fines, penalties or other adverse consequences if Merit's employees or agents violate the U.S. Foreign Corrupt Practices Act or other laws or regulations; laws and regulations targeting fraud and abuse in the healthcare industry; potential for significant adverse changes in governing regulations, including reforms to the procedures for approval or clearance of Merit’s products by the U.S. Food & Drug Administration or comparable regulatory authorities in other jurisdictions; changes in tax laws and regulations in the United States or other countries; increases in the prices of commodity components; negative changes in economic and industry conditions in the United States or other countries; termination or interruption of relationships with Merit's suppliers, or failure of such suppliers to perform; fluctuations in exchange rates; concentration of a substantial portion of Merit's revenues among a few products and procedures; development of new products and technology that could render Merit's existing products obsolete; market acceptance of new products; volatility in the market price of Merit's common stock; modification or limitation of governmental or private insurance reimbursement policies; changes in healthcare policies or markets related to healthcare reform initiatives; failure to comply with applicable environmental laws; changes in key personnel; work stoppage or transportation risks; introduction of products in a timely fashion; price and product competition; availability of labor and materials; fluctuations in and obsolescence of inventory; and other factors referenced in Merit’s Annual Report. All subsequent forward-looking statements attributable to Merit or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. Actual results will likely differ, and may differ materially, from anticipated results. Financial estimates are subject to change and are not intended to be relied upon as predictions of future results, and Merit assumes no obligation to update or disclose revisions to those estimates.

NON-GAAP FINANCIAL MEASURES Although Merit’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), Merit’s management believes that certain non-GAAP financial measures provide investors with useful information regarding the underlying business trends and performance of Merit’s ongoing operations and can be useful for period-over-period comparisons of such operations. Certain financial measures included in this presentation, or which may be referenced in management’s discussion of Merit’s historical and future operations and financial results, have not been calculated in accordance with GAAP, and, therefore, are referenced as non-GAAP financial measures. Readers should consider non-GAAP measures used in this presentation in addition to, not as a substitute for, financial reporting measures prepared in accordance with GAAP. These non-GAAP financial measures generally exclude some, but not all, items that may affect Merit's net income. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which items are excluded. Additionally, non- GAAP financial measures used in this presentation may not be comparable with similarly titled measures of other companies. Merit urges investors and potential investors to review the reconciliations of its non-GAAP financial measures to the comparable GAAP financial measures, and not to rely on any single financial measure to evaluate Merit’s business or results of operations. Please refer to “Notes to Non-GAAP Financial Measures” at the end of these materials for more information. TRADEMARKS Unless noted otherwise, trademarks used in this presentation are the property of Merit Medical Systems, Inc., in the United States and other jurisdictions. 3

Financial Summary
GAAP

	Q3 2018	Q3 2017	YTD 2018	YTD 2017
Revenue	$221.7M	$179.3M	$649.5M	$537.0M
Gross Margin	46.0%	44.9%	44.7%	44.8%
Net Income	$16.6M	$(3.6)M	$32.8M	$20.7M
EPS	$0.30	$(0.07)	$0.62	$0.42

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Financial Summary Non-GAAP Q3 2018 Q3 2017 YTD 2018 YTD 2017 Revenue (Constant Currency) $223.1M $179.3M $642.1M $537.0M Non-GAAP Gross Margin 49.8% 48.1% 48.7% 48.2% Non-GAAP Net Income $26.0M $16.5M $64.3M $47.4M Non-GAAP EPS $0.47 $0.32 $1.21 $0.96 5

Q3 2018 Revenue by Market (Non-GAAP 18.7%) (Non-GAAP 24.8%) (Non-GAAP 56.5%) 6

YTD 2018 Revenue by Market (Non-GAAP 18.5%) (Non-GAAP 25.3%) (Non-GAAP 56.2%) 7

New Products in 2018

- AEROmini® Tracheobronchial Stent
- EmboCube™ Embolization Gelatin
- basixTAU™ Inflation Device
- Merit Pursue™ Microcatheter
- Prelude Prestige™ Splittable Sheath Introducer





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NOTES TO NON-GAAP FINANCIAL MEASURES For additional details, please see the accompanying press release and forward-looking statement disclosure. These presentation materials and associated commentary from Merit’s management, as well as the press release issued today, use non-GAAP financial measures, including: • constant currency revenue; • core revenue; • core revenue on a constant currency basis; • non-GAAP gross margin; • non-GAAP net income; and • non-GAAP earnings per share. Merit’s management team uses these non-GAAP financial measures to evaluate Merit’s profitability and efficiency, to compare operating results to prior periods, to evaluate changes in the operating results of each segment, and to measure and allocate financial resources internally. However, Merit’s management does not consider such non-GAAP measures in isolation or as an alternative to such measures determined in accordance with GAAP. Readers should consider non-GAAP measures in addition to, not as a substitute for, financial reporting measures prepared in accordance with GAAP. These non-GAAP financial measures generally exclude some, but not all, items that may affect Merit's net income. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which items are excluded. Merit believes it is useful to exclude such items in the calculation of non-GAAP net income, non-GAAP earnings per share and non-GAAP gross margin (in each case, as further illustrated in the reconciliation table below) because such amounts in any specific period may not directly correlate to the underlying performance of Merit’s business operations and can vary significantly between periods as a result of factors such as new acquisitions, non-cash expense related to amortization of previously acquired tangible and intangible assets, unusual compensation expenses or expenses resulting from non-ordinary course litigation, governmental proceedings, or changes in tax regulations. Merit may incur similar types of expenses in the future, and the non-GAAP financial information included in this presentation should not be viewed as a statement or indication that these types of expenses will not recur. Additionally, the non-GAAP financial measures used in this presentation may not be comparable with similarly titled measures of other companies. Merit urges investors and potential investors to review the reconciliations of its non-GAAP financial measures to the comparable GAAP financial measures, and not to rely on any single financial measure to evaluate Merit’s business or results of operations. 9

NOTES TO NON-GAAP FINANCIAL MEASURES (cont.) Constant Currency Revenue Merit’s revenue on a constant currency basis is prepared by translating the current-period reported sales of subsidiaries whose functional currency is other than the U.S. dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. The constant currency revenue adjustments of $1.4 million and $(7.4) million for the three and nine-month periods ended September 30, 2018, respectively, were calculated using the applicable average foreign exchange rates for the three and nine-month periods ended September 30, 2017, respectively. Core Revenue and Core Revenue on a Constant Currency Basis Merit’s core revenue is defined (a) with respect to prior fiscal year periods, as GAAP revenue, and (b) with respect to current fiscal year periods, as GAAP revenue, less revenue from certain acquisitions and strategic transactions. For the three and nine-month periods ended September 30, 2018, Merit’s core revenue excludes revenues from (i) the acquisitions of (1) the assets of Catheter Connections, Inc. in January 2017 (excluded January 2018 only), (2) the critical care division of Argon Medical Devices, Inc. in January 2017 (excluded January 2018 only), (3) Osseon LLC in July 2017 (excluded through June 2018 only), (4) Laurane Medical S.A.S. in August 2017 (excluded through July 2018 only), (5) ITL Healthcare Pty. Ltd. in October 2017, (6) certain divested assets of Becton, Dickinson and Company in February 2018, (7) the assets of DirectACCESS Medical, LLC in May 2018, and (ii) revenues from (1) the distribution arrangement with NinePoint Medical, Inc. executed in April 2018 and (2) the distribution arrangement with QXMedical, LLC executed in May 2018. Non-GAAP Gross Margin Non-GAAP gross margin is calculated by reducing GAAP cost of sales by amounts recorded for amortization of intangible assets and inventory mark-up related to acquisitions. Non-GAAP Net Income Non-GAAP net income is calculated by adjusting GAAP net income for certain items which are deemed by Merit’s management to be outside of core operations and vary in amount and frequency among periods, such as expenses related to new acquisitions, non-cash expenses related to amortization of previously acquired tangible and intangible assets, unusual compensation expenses or expenses resulting from non-ordinary course litigation, governmental proceedings or changes in tax regulations, as well as other items set forth in the table below. Non-GAAP EPS Non-GAAP EPS is defined as non-GAAP net income divided by the diluted shares outstanding for the corresponding period. Other Non-GAAP Financial Measure Reconciliation The following table sets forth supplemental financial data and corresponding reconciliations of non-GAAP net income and non-GAAP earnings per share to Merit’s net income and earnings per share prepared in accordance with GAAP, in each case, for the three and nine months ended September 30, 2018 and 2017. The non-GAAP income adjustments referenced in the following table do not reflect stock-based compensation expense of approximately $1.7 million and $1.2 million for the three-month periods ended September 30, 2018 and 2017, respectively, and approximately $4.5 million and $2.9 million for the nine-month periods ended September 30, 2018 and 2017, respectively. 10

Reconciliation of GAAP Net Income to Non-GAAP Net Income

(Unaudited, in thousands except per share amounts)

	Three Months Ended September 30, 2018				Three Months Ended September 30, 2017			
	Pre-Tax	Tax Impact (a)	After-Tax	Per Share Impact	Pre-Tax	Tax Impact (a)	After-Tax	Per Share Impact
GAAP net income	$ 19,385	$ (2,766)	$ 16,619	$ 0.30	$ (2,205)	$ (1,364)	$ (3,569)	$ (0.07)
Non-GAAP adjustments:								
Cost of Sales								
Amortization of intangibles	8,150	(2,083)	6,067	0.12	5,472	(2,056)	3,416	0.07
Inventory mark-up related to acquisitions	216	(56)	160	0.00	242	(94)	148	0.00
Operating Expenses								
Severance	318	(49)	269	0.00	396	(154)	242	0.00
Acquisition-related (b)	529	(136)	393	0.01	1,729	(666)	1,063	0.02
Fair value adjustment to contingent consideration (c)	(661)	(32)	(693)	(0.01)	20	(8)	12	0.00
Long-term asset impairment charge (d)	—	—	—	—	67	(26)	41	0.00
Acquired in-process research and development	75	(19)	56	0.00	12,061	(68)	11,993	0.23
Intangible asset impairment charge (e)	658	(169)	489	0.01	—	—	—	—
Amortization of intangibles	2,399	(636)	1,763	0.03	1,530	(591)	939	0.02
Special legal expense (f)	946	(243)	703	0.01	2,118	(824)	1,294	0.03
Other (Income) Expense								
Gain on bargain purchase (g)	—	—	—	—	778	—	778	0.02
Amortization of long-term debt issuance costs	201	(52)	149	0.00	171	(67)	104	0.00
Non-GAAP net income	$ 32,216	$ (6,241)	$ 25,975	$ 0.47	$ 22,379	$ (5,918)	$ 16,461	$ 0.32
Diluted shares				55,103				51,599

(a) Reflects the tax effect associated with pre-tax income and the tax effect of non-GAAP adjustments based on statutory tax rates within the applicable markets with adjustments
(b) Represents transaction costs related to acquisitions
(c) Represents changes in the fair value of contingent consideration liabilities and contingent receivables associated with prior acquisitions
(d) Represents abandoned patents
(e) Represents impairment charges related to certain acquired intangible assets
(f) Costs incurred in responding to an inquiry from the U.S. Department of Justice
(g) Represents the gain on bargain purchase realized from the acquisition of the critical care division of Argon Medical Devices, Inc.

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Reconciliation of GAAP Net Income to Non-GAAP Net Income

(Unaudited, in thousands except per share amounts)

	Nine Months Ended September 30, 2018				Nine Months Ended September 30, 2017			
	Pre-Tax	Tax Impact (a)	After-Tax	Per Share Impact	Pre-Tax	Tax Impact (a)	After-Tax	Per Share Impact
GAAP net income	$ 37,309	$ (4,481)	$ 32,828	$ 0.62	$ 24,601	$ (3,884)	$ 20,717	$ 0.42
Non-GAAP adjustments:								
Cost of Sales								
Amortization of intangibles	22,550	(5,759)	16,791	0.31	15,215	(5,702)	9,513	0.19
Inventory mark-up related to acquisitions	3,978	(1,024)	2,954	0.06	3,121	(1,214)	1,907	0.04
Operating expenses								
Severance	480	(91)	389	0.01	1,740	(677)	1,063	0.02
Acquisition-related (b)	3,119	(803)	2,316	0.04	5,017	(1,501)	3,516	0.07
Fair value adjustment to contingent consideration (c)	(442)	(88)	(530)	(0.01)	39	(15)	24	0.00
Long-term asset impairment charge (d)	86	(22)	64	0.00	86	(33)	53	0.00
Acquired in-process research and development	381	(98)	283	0.01	12,136	(97)	12,039	0.25
Intangible asset impairment charge (e)	657	(169)	488	0.01	—	—	—	—
Amortization of intangibles	6,864	(1,824)	5,040	0.09	4,202	(1,621)	2,581	0.05
Special legal expense (f)	4,283	(1,102)	3,181	0.06	10,615	(4,129)	6,486	0.13
Other (Income) Expense								
Gain on bargain purchase (g)	—	—	—	—	(10,796)	—	(10,796)	(0.22)
Amortization of long-term debt issuance costs	603	(155)	448	0.01	514	(200)	314	0.01
Non-GAAP net income	$ 79,868	$ (15,616)	$ 64,252	$ 1.21	$ 66,490	$ (19,073)	$ 47,417	$ 0.96
Diluted shares				53,096				49,555

(a) Reflects the tax effect associated with pre-tax income and the tax effect of non-GAAP adjustments based on statutory tax rates within the applicable markets with adjustments
(b) Represents transaction costs related to acquisitions
(c) Represents changes in the fair value of contingent consideration liabilities and contingent receivables associated with prior acquisitions
(d) Represents abandoned patents
(e) Represents impairment charges related to certain acquired intangible assets
(f) Costs incurred in responding to an inquiry from the U.S. Department of Justice
(g) Represents the gain on bargain purchase realized from the acquisition of the critical care division of Argon Medical Devices, Inc.

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Reconciliation of Reported Revenue to Core Revenue (Non-GAAP), Constant Currency Revenue (Non-GAAP), and Core Revenue on a Constant Currency Basis (Non-GAAP)

(Unaudited; in thousands, except percentages)

		Three Months Ended September 30,			Nine Months Ended September 30,	
	% Change	2018	2017	% Change	2018	2017
Reported Revenue	23.6%	$ 221,659	$ 179,337	21.0%	$ 649,504	$ 536,955
Add: Impact of foreign exchange (a)		1,418	—		(7,380)	—
Constant Currency Revenue	24.4%	$ 223,077	$ 179,337	19.6%	$ 642,124	$ 536,955

		Three Months Ended September 30,			Nine Months Ended September 30,	
	% Change	2018	2017	% Change	2018	2017
Reported Revenue	23.6%	$ 221,659	$ 179,337	21.0%	$ 649,504	$ 536,955
Less: Revenue from certain acquisitions (b)		(16,096)	—		(47,094)	—
Core Revenue	14.6%	$ 205,563	$ 179,337	12.2%	$ 602,410	$ 536,955
Add: Impact of foreign exchange (a)		1,418	—		(7,380)	—
Core Revenue on a Constant Currency Basis	15.4%	$ 206,981	$ 179,337	10.8%	$ 595,030	$ 536,955

(a) The constant currency revenue adjustments of $1.4 million and $(7.4) million to reported revenue and to core revenue for the three and nine-months ended September 30, 2018, respectively were calculated using the applicable average foreign exchange rates for the three and nine-months ended September 30, 2017, respectively.

(b) Merit's core revenue is defined (a) with respect to prior fiscal year periods, as GAAP revenue, and (b) with respect to current fiscal year periods, as GAAP revenue, less revenue from certain acquisitions and strategic transactions. For the three and nine-month periods ended September 30, 2018, Merit's core revenue excludes revenues from (i) the acquisitions of (1) the assets of Catheter Connections, Inc. in January 2017 (excluded January 2018 only), (2) the critical care division of Argon Medical Devices, Inc. in January 2017 (excluded January 2018 only), (3) Osseon LLC in July 2017 (excluded through June 2018 only), (4) Laurane Medical S.A.S. in August 2017 (excluded through July 2018 only), (5) ITL Healthcare Pty. Ltd. in October 2017, (6) certain divested assets of Becton, Dickinson and Company in February 2018, (7) the assets of DirectACCESS Medical, LLC, and (ii) revenues from (1) the distribution arrangement with NinePoint Medical, Inc. executed in April 2018 and (2) the distribution arrangement with QXMedical, LLC executed in May 2018.

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Reconciliation of Reported Gross Margin to Non-GAAP Gross Margin (Non-GAAP) (Unaudited, as a percentage of reported revenue) Three Months Ended Nine Months Ended Three Months Ended September 30, September 30, June 30, 2018 2017 2018 2017 2018 Reported Gross Margin 46.0% 44.9% 44.7% 44.8% 44.5% Add back impact of: Amortization of intangibles 3.7% 3.1% 3.4% 2.8% 3.5% Inventory mark-up related to acquisitions 0.1% 0.1% 0.6% 0.6% 0.9% Non-GAAP Gross Margin 49.8% 48.1% 48.7% 48.2% 48.9% 14